SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report: December  15, 1999


                             Aztar Corporation
           (Exact name of registrant as specified in its charter)


     Delaware                       1-5440                  86-0636534
    (State or other               (Commission             (IRS Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)

    2390 East Camelback Road
    Suite 400
    Phoenix, Arizona                                            85016
    (Address of principal executive offices)                 (Zip Code)

    Registrant's telephone number including area code: (602) 381-4100


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

            On December 9, 1999, the Board of Directors of Aztar Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

            Pursuant to the new Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "1999 Rights Agreement"), one Right will be issued for each share of common stock, par value $.01 per share of the Company outstanding at the close of business on December 20, 1999. Each of the new Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, at a price of $50 per one one-thousandth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 20% or more of the outstanding stock or until a majority of the Independent members of the Board of Directors of the Company determines that any person who acquires 10% or more of the outstanding stock of the Company meets the definition of an Adverse Person. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on December 20, 2009.

            The description and terms of the new Rights are set forth in the 1999 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Exhibit

      4 Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., which includes as Exhibit B thereto, the Form of Rights Certificate.


                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AZTAR CORPORATION


                                      By: /s/ Nelson W. Armstrong, Jr.
                                          ---------------------------------
                                          Name:  Nelson W. Armstrong, Jr.
                                          Title: Vice President Administration
                                                 & Secretary

Date:  December 15, 1999


                             INDEX TO EXHIBITS



  Exhibit No.    Exhibit                                                Page

       4 Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon
                 Shareholder Services, L.L.C. which includes as Exhibit B thereto, the Form of Rights Certificate.